UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2023

Shutterstock, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Fifth Avenue, 20th Floor
New York, NY 10118
(Address of principal executive offices, including zip code)
(646) 710-3417
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On May 22, 2023, Shutterstock, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Meta Platforms, Inc. (“Meta”) pursuant to which Meta has agreed to sell, and the Company has agreed to purchase (the “Acquisition”), all of the issued and outstanding capital stock of Giphy, Inc. (“GIPHY”).

The consideration payable by the Company in connection with the Acquisition is $53 million in net cash, inclusive of working capital.

The Purchase Agreement contains customary representations, warranties and covenants by the Company and Meta that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement.  The transaction is anticipated to close in June 2023, subject to customary closing conditions.

The Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding its terms, does not purport to be complete and is subject to, and is qualified in its entirety by, the full text, terms and conditions of the Purchase Agreement. It is not intended to provide any other factual information about the Company, Meta or GIPHY or to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Purchase Agreement includes representations, warranties and covenants of the parties thereto made solely for purposes of the Purchase Agreement and which may be subject to important qualifications and limitations agreed to by the parties thereto in connection with the negotiated terms of the transaction and the Purchase Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the parties thereto rather than establishing matters as facts.

Item 7.01	Regulation FD Disclosure.

On May 23, 2023, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 23, 2023, the Company posted a slide presentation regarding its pending acquisition of GIPHY to the Company’s website at https://investor.shutterstock.com. The slide presentation is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Items 7.01, including Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Stock Purchase Agreement, dated May 22, 2023.

99.1	Press release dated May 23, 2023.

99.2	Slide presentation dated May 23, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

* Certain exhibits and schedules have been omitted, and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits upon request.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Examples of forward-looking statements include, but are not limited to, statements regarding guidance, industry prospects, future business, future results of operations or financial condition, new or planned features, products or services, management strategies and our competitive position. You can identify forward-looking statements by words such as "may," "will," "would," "should," "could," "expect," "aim," "anticipate," "believe," "estimate," "intend," "plan," "predict," "project," "seek," "potential," "opportunities" and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements contained herein. Such risks and uncertainties include, among others, those discussed under the caption "Risk Factors" in our most recent Annual Report on Form 10-K, as well as in other documents that the Company may file from time to time with the Securities and Exchange Commission. Factors related to the transactions discussed in this document that could cause actual results to differ materially from those contemplated by the forward-looking statements include: uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; potential litigation relating to the potential transaction that could be instituted; the effects of disruption to our or the target’s respective businesses; the impact of transaction costs; our ability to achieve the benefits from the proposed transaction, including monetization; our ability to effectively integrate the acquired operations into our operations; our ability to retain and hire key target personnel; and the effects of any unknown liabilities. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained in this Form 8-K. The forward-looking statements contained in this Form 8-K are made only as of this date and the Company assumes no obligation to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: May 23, 2023	By:	/s/ Jarrod Yahes
Jarrod Yahes
Chief Financial Officer